Exhibit 4.2


                                        GENISYS RESERVATION SYSTEMS, INC.

                                                        AND

                                            CONTINENTAL STOCK TRANSFER
                                                 AND TRUST COMPANY








                                           REDEEMABLE WARRANT AGREEMENT






                                         Dated as of                , 1997

  AGREEMENT, dated as of this _____ day of ___________, 1997, between GENISYS RESERVATION SYSTEMS, INC., a New Jersey corporation (the "Company"), and CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Warrant Agent (the "Warrant Agent").

                                               W I T N E S S E T H:

     WHEREAS, in connection with (i) the offering to the public pursuant to the Prospectus (the "Prospectus") contained in the Company's Registration Statement on Form SB-2 (Registration No. 333-15011) of up to 900,000 shares of the Company's common stock, $.0001 par value per share (the "Common Stock"), (ii) the offering to the public pursuant to the Prospectus of up to 2,400,000 redeemable warrants (the "Warrants") comprised of 1,500,000 Class A Redeemable Warrants ("Class A Warrants") and 900,000 Class B Redeemable Warrants ("Class B Warrants"), each Warrant entitling the holder thereof to purchase one additional share of Common Stock, (iii) the over-allotment option to purchase up to an additional 135,000 shares of Common Stock and/or 225,000 Class A Warrants and 135,000 Class B Warrants, (the "Over-allotment Option"), and (iv) the sale to R.D. White & Co., Inc. ("R.D. White"), its successors and assigns (the "Underwriter"), of warrants (the "Underwriter's Warrants") to purchase up to 90,000 shares of Common Stock and/or 150,000 Class A Warrants and 90,000 Class B Warrants, the Company will issue up to 3,000,000 Warrants (subject to increase as provided in the Underwriter's Warrant Agreement and herein); and WHEREAS, the Company desires to provide for the issuance of certificates representing the
Warrants; and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer and exchange of certificates representing the Warrants and the exercise of the Warrants.

 NOW,  THEREFORE,  in
     consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, R.D. White, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

     SECTION 1. Definitions. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

     (a) "Common Stock" shall mean stock of the Company of any class whether now or hereafter authorized, which has the right to participate in the voting and in the distribution of earnings and assets of the Company without limit as to amount or percentage.

     (b) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business in New York, New York, shall be administered, which office is located on the date hereof at 2 Broadway, New York, New York 10004.

     (c) "Exercise Date" shall mean, subject to the provisions of Section 5(b) hereof, as to any Warrant, the date on which the Warrant Agent shall have received both (i) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder hereof or his attorney duly authorized in writing, and (ii) payment in cash or by check made payable to the Warrant Agent for the account of the Company, of the amount in lawful money of the United States of America equal to the applicable Purchase Price in good funds.

(d) "Initial  Warrant  Exercise  Date" shall mean ,1997.

     (e) "Initial Warrant Redemption Date" shall mean twelve (12) months after the date of the Prospectus.

     (f) "Purchase Price" shall mean, subject to modification and adjustment as provided in Section 8, $5.75 per share for each Class A Warrant and $6.75 per share for each Class B Warrant and further subject to the Company's right, in its sole discretion, to decrease the Purchase Price.

(g) "Registered Holder" shall mean the person in whose name any certificate representing the Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6.

     (h) "Subsidiary" or "Subsidiaries" shall mean any corporation or corporations, as the case may be, of which stock having ordinary power to elect a majority of the Board of Directors of such corporation (regardless of whether or not at the time stock of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or by one or more Subsidiaries, or by the Company and one or more Subsidiaries.

     (i) "Transfer Agent" shall mean Continental Stock Transfer and Trust Company, or its authorized successor.

     (j) "Underwriting Agreement" shall mean the underwriting agreement dated ____________, 1997 between the Company and the Underwriter relating to the purchase for resale to the public of 900,000 shares of Common Stock, 1,500,000 Class A Warrants and 900,000 Class B Warrants plus an over-allotment option of 135,000 shares of Common Stock and/or 225,000 Class A Warrants and 135,000 Class B Warrants.

     (k) "Underwriter's Warrant Agreement" shall mean the agreement dated as of , 1997 between the Company and the Underwriter relating to and governing the terms and provisions of the Underwriter's Warrants.

     (l) "Warrant Certificate" shall mean certificates representing each of the Warrants substantially in the form annexed hereto as Exhibit A.

     (m) "Warrant Expiration Date" shall mean, unless the Warrants are redeemed as provided in Section 9 hereof prior to such date, 5:00 p.m. (New York time), on , 2001, or, if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 p.m. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close, subject to the Company's right, prior to the Warrant Expiration Date, in its sole discretion, to extend such Warrant Expiration Date on five business days prior written notice to the Registered Holders.

     (n) "Warrant Agent" shall mean Continental Stock Transfer and Trust Company, or its authorized successor.

         SECTION 2.  Warrants and Issuance of Warrant Certificates.

     (a) Each Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase at the Purchase Price therefor from the Initial Warrant Exercise Date until the Warrant Expiration Date one share of Common Stock upon the exercise thereof, subject to modification and adjustment as provided in Section 8.

     (b) Upon execution of this Agreement, Warrant Certificates representing 1,500,000 Class A Warrants to purchase up to an aggregate of 1,500,000 shares of Common Stock and 900,000 Class B Warrants to purchase up to an aggregate 900,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8) shall be executed by the Company and delivered to the Warrant Agent.

     (c) Upon exercise of the Over-allotment Option, in whole or in part, Warrant Certificates representing up to 225,000 Class A Warrants to purchase up to an aggregate of 225,000 shares of Common Stock and 135,000 Class B Warrants to purchase up to an aggregate of 135,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8) shall be executed by the Company and delivered to the Warrant Agent.

     (d) Upon exercise of the Underwriter's Warrants as provided therein, Warrant Certificates representing all or a portion of 150,000 Class A Warrants to purchase up to an aggregate of 150,000 shares of Common Stock and 90,000 Class B Warrants to purchase up to an aggregate of 90,000 shares of Common Stock (subject to modification and adjustment as provided in Section 8 hereof and in the Underwriter's Warrant Agreement), shall be countersigned, issued and delivered by the Warrant Agent upon written order of the Company signed by its Chairman of the Board, President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary.

     (e) From time to time, up to the Warrant Expiration Date, as the case may be, the Warrant Agent shall countersign and deliver Warrant Certificates in required denominations of one or whole number multiples thereof to the person entitled thereto in connection with any transfer or exchange permitted under this Agreement. No Warrant Certificates shall be issued except (i) Warrant Certificates initially issued hereunder, (ii) Warrant Certificates issued upon any transfer or exchange of Warrants, (iii) Warrant Certificates issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7, (iv) Warrant Certificates issued pursuant to the Underwriter's Warrant Agreement (including Warrants in excess of the Underwriter's Warrants to purchase 90,000 shares of Common Stock and/or 150,000 Class A Warrants and 90,000 Class B Warrants issued as a result of the anti-dilution provisions contained in the Underwriter's Warrant Agreement), and (v) at the option of the Company, Warrant Certificates in such form as may be approved by its Board of Directors, to reflect any adjustment or change in the Purchase Price, the number of shares of Common Stock purchasable upon exercise of the Warrants or the redemption price therefor made pursuant to
     Section 8 hereof.

         SECTION 3.  Form and Execution of Warrant Certificates.

     (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen or destroyed Warrant Certificates).

     (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, President or any Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. Warrant Certificates shall be manually countersigned. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates or before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates, nevertheless, may be countersigned by the Warrant Agent, issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company.

         SECTION 4.  Exercise.

     (a) Warrants in denominations of one or whole number multiples thereof may be exercised at any time commencing with the Initial Warrant Exercise Date, and ending at the close of business on the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein

     (including the provisions set forth in Sections 5 and 9 hereof) and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, provided that the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, together with payment in cash or by check made payable to the Warrant Agent for the account of the Company, of an amount in lawful money of the United States of America equal to the applicable Purchase Price has been received in good funds by the Warrant Agent. The person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder of such securities as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date and in any event within five business days after such date, the Warrant Agent on behalf of the Company shall cause to be issued to the person or persons entitled to receive the same a Common Stock certificate or certificates for the shares of Common Stock deliverable upon such exercise, and the Warrant Agent shall deliver the same to the person or persons entitled thereto. Upon the exercise of any Warrant, the Warrant Agent shall promptly notify the Company in writing of such fact and of the number of securities delivered upon such exercise and, subject to subsection (b) below, shall cause all payments of an amount in cash or by check made payable to the order of the Company, equal to the Purchase Price, to be deposited promptly in the Company's bank account.

     (b) At any time upon the exercise of any Warrants after 181 days from the date hereof, the Warrant Agent shall, on a daily basis, within two business days after such exercise, notify the Underwriter, and its successors or assigns, of the exercise of any such Warrants and shall, on a weekly basis (subject to collection of funds constituting the tendered Purchase Price, but in no event later than five business days after the last day of the calendar week in which such funds were tendered), remit to the Underwriter (so long as the Underwriter solicited the exercise of such Warrant as indicated upon the Subscription Form attached to the Warrant Certificate tendered for exercise), an amount equal to four percent (4%) of the Purchase Price of such Warrants being then exercised unless (1) the Underwriter shall have notified the Warrant Agent that the payment of such amount with respect to such Warrant is violative of the General Rules and Regulations promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") or applicable state securities of "blue sky" laws, or (2) the Warrants are those underlying the Underwriter's Warrants, or (3) the market price of the Common Stock on the subject Exercise Date is lower than the Purchase Price, or (4) the Warrants are held in a discretionary account, or (5) the Warrants are exercised in an unsolicited transaction, in any of which events the Warrant Agent shall pay such amount to the Company; provided that the Warrant Agent shall not be obligated to pay any amounts pursuant to this Section 4(b) during any week that such amounts payable are less than $1,000 and the Warrant Agent's obligation to make such payments shall be suspended until the amount payable aggregate $1,000, and provided further, that, in any event, any such payment (regardless of amount) shall be made not less frequently than monthly.

     (c) The Company shall not be required to issue fractional shares upon the exercise of Warrants. Warrants may only be exercised in such multiples as are required to permit the issuance by the Company of one or more whole shares. If one or more Warrants shall be presented for exercise in full at the same time by the same Registered Holder, the number of whole shares which shall be issuable upon such exercise thereof shall be computed on the basis of the aggregate number of shares purchasable on exercise of the Warrants so presented. If any fraction of a share would, except for the provisions provided herein, be issuable on the exercise of any Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock, determined as follows:

     (1) If the Common Stock is listed or admitted to unlisted trading privileges on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") or is traded on The Nasdaq National Market (" Nasdaq/NM"), the current market value of a share of Common Stock shall be the closing price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Warrants on whichever of such exchanges or Nasdaq/NM had the highest average daily trading volume for the Common Stock on such day; or

     (2) If the Common Stock is not listed or admitted to unlisted trading privileges on either the NYSE or the AMEX and is not traded on Nasdaq/NM, but is quoted or reported on Nasdaq, the current market value of a share of Common Stock shall be the last sale price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Warrants as quoted or reported on Nasdaq, as the case may be; or

     (3) If the Common Stock is not listed or admitted to unlisted trading privileges on either of the NYSE or the AMEX, and is not traded on Nasdaq/NM or quoted or reported on Nasdaq, but is listed or admitted to unlisted trading privileges on the BSE or other national securities exchange (other than the NYSE or the AMEX), the current market value of a share of Common Stock shall be the closing price of the Common Stock at the end of the regular trading session on the last business day prior to the date of exercise of the Warrants on whichever of such exchanges has the highest average daily trading volume for the Common Stock on such day; or

     (4) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on Nasdaq/NM or quoted or reported on Nasdaq, but is traded in the over-the-counter market, the current market value of a share of Common Stock shall be the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. on the last business day prior to the date of exercise of the Warrants; or

(5) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on Nasdaq/NM or quoted or reported on Nasdaq, and bid and asked prices of the Common Stock are not reported by the National Quotation Bureau, Inc., the current market value of a share of Common Stock shall be an amount, not less than the book value thereof as of the end of the most recently completed fiscal quarter of the Company ending prior to the date of exercise, determined in accordance with generally accepted accounting principles, consistently applied.

          SECTION 5.  Reservation of Shares; Listing; Payment of Taxes; etc.
     (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants shall, at the time of delivery thereof, be duly and validly issued and fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, and that upon issuance such shares shall be listed on each securities exchange, if any, on which the other shares of outstanding Common Stock of the Company are then listed.

     (b) The Company covenants that if any securities to be reserved for the purpose of exercise of Warrants hereunder require registration with, or approval of, any governmental authority under any federal securities law before such securities may be validly issued or delivered upon such exercise, then the Company will file a registration statement under the federal securities laws or a post effective amendment, use its best efforts to cause the same to become effective and use its best efforts to keep such registration statement current while any of the Warrants are outstanding and deliver a prospectus which complies with Section 10(a)(3) of the Securities Act of 1933, as amended, (the "Act"), to the Registered Holder exercising the Warrant (except, if in the opinion of counsel to the Company, such registration is not required under the federal securities law or if the Company receives a letter from the staff of the Securities and Exchange Commission (the "Commission") stating that it would not take any enforcement action if such registration is not effected). The Company will use its best efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws. With respect to any such securities, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

     (c) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares of Common Stock upon exercise of the Warrants; provided, however, that if shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

     (d) The Warrant Agent is hereby irrevocably authorized as the Transfer Agent to requisition from time to time certificates representing shares of Common Stock or other securities required upon exercise of the Warrants, and the Company will comply with all such requisitions.

         SECTION 6.  Exchange and Registration of Transfer.

     (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants or may be transferred in whole or in part. Warrant Certificates to be so exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and the Company shall execute and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Register Holder making the exchange shall be entitled to receive.

     (b) The Warrant Agent shall keep, at such office, books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof. Upon due presentment for registration of transfer of any Warrant Certificate at such office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

     (c) With respect to any Warrant Certificates presented for registration of transfer, or for exchange or exercise, the subscription or exercise form, as the case may be, on the reverse thereof shall be duly endorsed or be accompanied by a written instrument or instruments or transfer and subscription, in form satisfactory to the Company and the Warrant Agent, duly executed by the Registered Holder thereof or his attorney duly authorized in writing.

     (d) No service charge shall be made for any exchange or registration of transfer of Warrant Certificates. However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may
     be  imposed  in  connection   therewith.

     (e) All Warrant Certificates surrendered for exercise or for exchange shall be promptly canceled by the Warrant Agent.

     (f) Prior to due presentment for registration or transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     SECTION 7. Loss or Mutilation. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and the loss, theft, destruction or mutilation of any Warrant Certificate and (in the case of loss, theft or destruction) of indemnity satisfactory to them, and (in case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall countersign and deliver in lieu thereof a new Warrant Certificate representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

     SECTION 8. Adjustment of Purchase Price and Number of Shares of Common Stock Deliverable.

     (a)(i) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock for a consideration per share less than the "Fair Market Value" (as defined in Section 8(g)) or issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein called a "Change of Shares"), then, and thereafter upon each further

     Change of Shares, the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (i) the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Purchase Price in effect immediately prior to such Change of Shares and (b) the consideration, if any, received by the Company upon such sale, issuance, subdivision or combination, by (ii) the total number of shares of Common Stock outstanding immediately after such Change of Shares; For the purposes of any adjustment to be made in accordance with this Section 8(a), the following provisions shall be applicable:

     (A) In case of the issuance or sale of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be cash, the amount of the cash portion of the consideration therefor deemed to have been received by the Company shall be (i) the subscription price, if shares of Common Stock are offered by the Company for subscription, or (ii) the public offering price (before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith), if such securities are sold to underwriters or dealers for public offering without a subscription offering, or (iii) the gross amount of cash actually received by the Company for such securities, in any other case, in each case, without deduction for any expenses incurred by the Company in connection with such transaction.

     (B) In case of the issuance or sale (other than as a dividend or other distribution on any stock of the Company) of shares of Common Stock (or of other securities deemed hereunder to involve the issuance or sale of shares of Common Stock) for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash deemed to have been received by the Company shall be the value of such consideration as determined in good faith by the Board of Directors of the Company on the basis of a record of values of similar property or services.

     (C) Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued at par value.

     (D) The reclassification of securities of the Company other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (B) of this Section 8(a).

     (E) The number of shares of Common Stock at any time outstanding shall be deemed to include the aggregate maximum number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

     (ii) Upon each adjustment of the Purchase Price pursuant to this Section 8, the number of shares of Common Stock purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Purchase Price.

     (b) In case the Company shall at any time after the date hereof issue options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share (determined as provided in Section 8(a)(i) and as provided below) less than the Fair Market Value in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration (including the issuance of any such securities by way of dividend or other distribution), the Purchase Price for the Warrants (whether or not the same shall be issued and outstanding) in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making the computation in accordance with the provisions of Section 8(a)(i) hereof, provided that:

     (A) The aggregate maximum number of shares of Common Stock, as the case may be, issuable or that may become issuable under such options, rights or warrants (assuming exercise in full even if not then currently exercisable or currently exercisable in full) shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration, if any, received by the Company for such options, rights or warrants; provided, however, that upon the expiration or other termination of such options, rights or warrants, if any thereof shall not have been exercised, the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (A) (and for the purposes of subsection (E) of Section 8(a)(i) hereof) shall be reduced by the number of shares as to which options, warrants and/or rights shall have expired, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon the exercise of those options, rights or warrants as to which the exercise rights shall not have expired or terminated unexercised.

     (B) The aggregate maximum number of shares of Common Stock issuable or that may become issuable upon conversion or exchange of any convertible or exchangeable securities (assuming conversion or exchange in full even if not then currently convertible or exchangeable in full) shall be deemed to be issued and outstanding at the time of issuance of such securities, for a consideration equal to the consideration received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof; provided, however, that upon the termination of the right to convert or exchange such convertible or exchangeable securities (whether by reason of redemption or otherwise), the number of shares of Common Stock deemed to be issued and outstanding pursuant to this subsection (B)

     (and for the purposes of subsection (E) of Section 8(a)(i) hereof) shall be reduced by the number of shares as to which the conversion or exchange rights shall have expired or terminated unexercised, and such number of shares shall no longer be deemed to be issued and outstanding, and the Purchase Price then in effect shall forthwith be readjusted and thereafter be the price that it would have been had adjustment been made on the basis of the issuance only of the shares actually issued plus the shares remaining issuable upon conversion or exchange of those convertible or exchangeable securities as to which the conversion or exchange rights shall not have expired or terminated unexercised.

 (C) If any change shall occur
     in the price per share provided for in any of the options, rights or warrants referred to in subsection (A) of this Section 8(b), or in the price per share or ratio at which the securities referred to in subsection
     (B) of this Section 8(b) are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, to the extent not theretofore exercised, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities. (c) In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination)) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Registered Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the Corporate Office of the Warrant Agent a statement signed by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8(a) and (b). The above provisions of this Section 8(c) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     (d) Irrespective of any adjustments or changes in the Purchase Price or the number of shares of Common Stock purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall, unless the Company shall exercise its option to issue new Warrant Certificates pursuant to Section 2(e) hereof, continue to express the Purchase Price per share and the number of shares purchasable thereunder as the Purchase Price per share and the number of shares purchasable thereunder were expressed in the Warrant Certificates when the same were originally issued.

     (e) After each adjustment of the Purchase Price pursuant to this Section 8, the Company will promptly prepare a certificate signed by the Chairman or President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Purchase Price as so adjusted, (ii) the number of shares of Common Stock purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate with the Warrant Agent and cause a brief summary thereof to be sent by ordinary first class mail to each Registered Holder at his last address as it shall appear on the registry books of the Warrant Agent. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer of the Warrant Agent or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     (f) No adjustment of the Purchase Price shall be made as a result of or in connection with (A) the issuance of shares of Common Stock underlying the Warrants or the units issuable upon exercise of the Underwriter's Warrants pursuant to the Underwriter's Warrant Agreement, or (B) the issuance or sale of shares of Common Stock if the amount of said adjustment shall be less than $.10, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.10. In addition, Registered Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.

     (g) "Fair Market Value" shall mean the value of a share of Common Stock as determined in accordance with the following provisions:

     (1) If the Common Stock is listed or admitted to unlisted trading privileges on the NYSE or the AMEX or is traded on the Nasdaq/NM, the Fair Market Value of a share of Common Stock shall be equal to the average of the closing price of the Common Stock during the thirty (30) trading days immediately preceding the date of the event which requires the determination of Fair Market Value on whichever of such exchanges or Nasdaq/NM had the total highest daily trading volume for the Common Stock during such thirty (30) day trading period.

     (2) If the Common Stock is not listed or admitted to unlisted trading privileges on either the NYSE or the AMEX and is not traded on Nasdaq/NM, but is quoted or reported on Nasdaq, the Fair Market Value of a share of Common Stock shall be the last reported price of the Common Stock during the thirty (30) trading days immediately preceding the date of event which requires the determination of Fair Market Value.

     (3) If the Common Stock is not listed or admitted to unlisted trading privileges on either of the NYSE or the AMEX and is not traded on Nasdaq/NM or quoted or reported on Nasdaq, but is listed or admitted to unlisted trading privileges on the BSE or another national securities exchange (other than the NYSE or the AMEX), the Fair Market Value of a share of Common Stock shall be the last reposted closing price of the Common Stock during the thirty (30) trading days immediately preceding the date of the event which requires the determination of Fair Market Value.

     (4) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on Nasdaq/NM or quoted or reported on Nasdaq, but is traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the average of the average of the last reported bid and asked prices of the Common Stock reported by the National Quotation Bureau, Inc. for the thirty (30) trading days immediately preceding the date of the event which requires the determination of Fair Market Value.

     (5) If the Common Stock is not listed or admitted to unlisted trading privileges on any national securities exchange, or listed for trading on Nasdaq/NM or quoted or reported on Nasdaq, and bid and asked prices of the Common Stock are not reported by the National Quotation Bureau, Inc., the Fair Market Value of a share of Common Stock shall be an amount, not less than the book value thereof as of the end of the most recently completed fiscal quarter of the company ending prior to the date requiring a determination of fair market value, determined in accordance with general accepted accounting principles, consistently applied.

         SECTION 9.  Redemption.

     (a) Commencing on the Initial Warrant Redemption Date, the Company may, on 30 days' prior written notice redeem all the Warrants, other than the Warrants underlying the Underwriter's Warrants which shall not be redeemable, at ten cents ($.10) per Warrant, provided, however, that before any such call for redemption of Class A Warrants can take place the closing sale price of the Common Stock as quoted on the principal market on which such shares shall then be trading, shall have, for only twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth (5th) day prior to the date on which the notice contemplated by (b) and (c) below is given, equalled or exceeded $6.25 per share (subject to adjustment in the event of any stock splits or other similar events as provided in Section 8 hereof), and before any such call for redemption of Class B Warrants can take place the closing sale price of the Common Stock as quoted on the principal  market on which such shares  shall then be trading,  shall have, for only twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth (5th) day prior to the date on which the notice contemplated by (b) and (c) below is given, equalled or exceeded $7.25 per share (subject to adjustment in the event of any stock splits or other similar events as provided in Section 8 hereof).

     (b) In case the Company shall exercise its right to redeem all of the Class A or Class B Warrants so redeemable, it shall give or cause notice to such effect to be given to the Underwriter in the same manner that notice is required to be given by the Underwriter's Warrant Agreement. The Underwriter may, at its option, solicit exercises of the Warrants. In the event that the Underwriter does not commence solicitation of exercises of the Warrants within thirty (30) days of notice from the Company, the Company may give notice of redemption to the Registered Holders of the Warrants by mailing to such Registered Holders a notice of redemption, first class, postage prepaid, at their last address as shall appear on the records of the Warrant Agent. Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice. Not less than five business days prior to the mailing to the Registered Holders of the Warrants of the notice of redemption, the Company shall deliver or cause to be delivered to the Underwriter a similar notice telephonically and confirmed in writing together with a list of the Registered Holders (including their respective addresses and number of Warrants beneficially owned) to whom such notice of redemption has been or will be given.
     (c) The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption, which shall in no event be less than thirty
     (30) days after the date of mailing of such notice, (iii) the place where the Warrant Certificate shall be delivered and the redemption price shall be paid, (iv) that the Underwriter is the Company's warrant solicitation agent and may receive the commission contemplated by Section 4(b) hereof, and (v) that the right to exercise the Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the date fixed for redemption. The date fixed for the redemption of the Warrants shall be the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a holder (a) to whom notice was not mailed or

     (b) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     (d) Any right to exercise a Warrant shall terminate at 5:00 p.m. (New York time) on the business day immediately preceding the Redemption Date. The redemption price payable to the Registered Holders shall be mailed to such persons at their addresses of record.

     (e) The Company shall indemnify the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or
     Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from the registration statement or prospectus referred to in Section 5(b) hereof to the same extent and with the same effect (including the provisions regarding contribution) as the provisions pursuant to which the Company has agreed to indemnify the Underwriters contained in Section 7 of the Underwriting Agreement.

     (f) Five business days prior to the Redemption Date, the Company shall furnish to the Underwriter (i) an opinion of counsel to the Company, dated such date and addressed to Underwriter, and (ii) a "cold comfort" letter dated such date addressed to the Underwriter, signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

     (g) The Company shall as soon as practicable after the Redemption Date, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the Redemption Date.

     (h) The Company shall deliver within five business days prior to the Redemption Date copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to such registration statement and permit the Underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the NASD. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as the Underwriter shall reasonably request.

   SECTION 10.  Concerning the Warrant Agent.

     (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company and the Underwriter, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder, be deemed to make any representations as to the validity or value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

     (b) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Purchase Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustment, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of fact contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or (iii) be liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct.

     (c) The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

     (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board of Directors, President or any Vice President (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand.

     (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; the Company further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's gross negligence or willful misconduct.

     (f) The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own gross negligence or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation the Company shall appoint in writing a new warrant agent. If the Company shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant
     Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company doing business in Massachusetts or New York. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

     (g) Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged, any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent or any new warrant agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holders of each Warrant Certificate.

     (h) The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effect as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

(i) The Warrant Agent shall retain for a period of two years from the date of exercise any Warrant Certificate received by it upon such exercise.

         SECTION 11.  Modification of Agreement.

     The Warrant Agent and the Company may by supplemental agreement make any changes or corrections in this Agreement (i) that they shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (ii) to reflect an increase in the number of Warrants which are to be governed by this Agreement resulting from a subsequent public offering of Company securities which includes warrants having the same terms and conditions as the Warrants originally covered by or subsequently added to this Agreement under this Section 11; or (iii) that they may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Registered Holders representing not less that 66-2/3% of the Warrants then outstanding (including, for this purpose Warrants issuable to the Underwriter pursuant to the Underwriter's Warrants, whether or not then outstanding); provided, further, that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or to increase the Purchase Price therefor, shall be made without the consent in writing of the Registered Holder of the Warrant Certificate, other than such changes as are specifically prescribed by this Agreement as originally executed. In addition, this Agreement may not be modified, amended or supplemented without the prior written consent of the Underwriter, other than to cure any ambiguity or to correct any provision which is inconsistent with any other provision of this Agreement or to make any such change that is necessary or desirable and which shall not adversely affect the interests of the Underwriter and except as may be required by law.

         SECTION 12.  Notices.

     All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid, or delivered to a telegraph office for transmission if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company at Genisys Reservation Systems, Inc., 2401 Morris Avenue, 3rd Floor, Union, New Jersey 07083, Attention: Joseph Cutrona, President, or at such other address as may have been furnished to the Warrant Agent in writing by the company; and if to the Warrant Agent, at its Corporate Office. Copies of any notice delivered pursuant to this Agreement shall be delivered to R.D. White at R.D. White & Co., Inc., 950 Third Avenue, 3rd Floor, New York, New York 10022, Attention: John Piscopo, with a copy to Scheichet & Davis, P.C., 505 Park Avenue, 20th Floor, New York, New York 10022, Attention: William J. Davis, or at such other address as may have been furnished to the Company and the Warrant Agent in writing.

         SECTION 13.  Construction.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws.

         SECTION 14.  Binding Effect.

     This Agreement shall be binding upon and inure to the benefit of the Company, the Warrant Agent and their respective successors and assigns and the holders from time to time of Warrant Certificates or any of them. Except as hereinafter stated, nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim or to impose upon any other person any duty, liability or obligation. The Underwriters (as defined in the Underwriting Agreement) are, and shall at all times irrevocably be deemed to be, third-party beneficiaries of this Agreement, with full power, authority and standing to enforce the rights granted to it hereunder.

         SECTION 15.  Counterparts.

     This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the first date first above written.

GENISYS RESERVATION SYSTEMS, INC.                   CONTINENTAL STOCK TRANSFER
                                                     AND TRUST COMPANY

By:                                                   By:
       Joseph Cutrona, President

                                                     EXHIBIT A


No. Class A W                                  VOID AFTER ____________, 2001

                                              ____________ CLASS A WARRANTS


                                      CLASS A REDEEMABLE WARRANT CERTIFICATE
                                       TO PURCHASE ONE SHARE OF COMMON STOCK

                                         GENISYS RESERVATION SYSTEMS, INC.

                                                 CUSIP __________

THIS CERTIFIES THAT, FOR VALUE RECEIVED

     or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.0001 par value, of Genisys Reservation Systems, Inc., a New Jersey corporation (the "Company"), at any time between , 1997 (the "Initial Warrant Exercise Date"), and the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York 10004, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $5.75 subject to adjustment (the "Purchase Price"), in lawful money of the United States of America in cash or by check made payable to the Warrant Agent for the account of the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Redeemable Warrant Agreement (the "Warrant Agreement"), dated ________________, 1997, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrant represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on , 2001. If each such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Act), with respect to such securities is effective or an exemption thereunder is available. The Company has covenanted and agreed that it will file a registration statement under the Federal securities laws, use its best efforts to cause the same to become effective, use its best efforts to keep such registration statement current, if required under the Act, while any of the Warrants are outstanding, and deliver a prospectus which complies with
     Section 10(a)(3) of the Act to the Registered Holder exercising this Warrant. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate of Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $.10 per Warrant, at any time commencing six (6) months after the Initial Warrant Exercise Date, provided that (i) the closing bid price for the Common Stock is reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), if the Common Stock is then traded in the over-the-counter market or (ii) the closing sale price, if the Common Stock is then traded on Nasdaq/NM or a national securities exchange, shall have equalled or exceeded for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth (5th) day prior to the Notice of Redemption, as defined below, $6.25 per share (subject to adjustment in the event of any stock splits or other similar events). Notice of redemption (the "Notice of

     Redemption") shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants except to receive the $.10 per Warrant upon surrender of this Warrant Certificate.

     Under certain circumstances, R.D. White & Co., Inc. collectively shall be entitled to receive an aggregate of four percent (4%) of the Purchase Price of the Warrants represented hereby.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

Dated:  ________________, 1997

[SEAL]                                        GENISYS RESERVATION SYSTEMS, INC.


                                        By:  _____________________________
                                                 Joseph Cutrona, President


                                        By:  _____________________________
                                                     John Wasko, Secretary

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER
         AND TRUST COMPANY
         as Warrant Agent

By:  _____________________

Name:  _____________________
Title:  ____________________

                                                 SUBSCRIPTION FORM

                                      To Be Executed by the Registered Holder
                                           in Order to Exercise Warrants


     The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in name of

                                           PLEASE INSERT SOCIAL SECURITY
                                            OR OTHER IDENTIFYING NUMBER








                                      (please print or type name and address)

and be delivered to








                                      (please print or type name and address)

     and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                                    IMPORTANT:  PLEASE COMPLETE THE FOLLOWING:


1.       The exercise of this Warrant was
         solicited by R.D. White & Co., Inc.

2.       The exercise of this Warrant was not
         solicited.



Dated:                                             X




                                                                   Address


                                                   Social Security or Taxpayer
                                                        Identification Number


                                                          Signature Guaranteed

                                                    ASSIGNMENT

                                      To Be Executed by the Registered Holder
                                            in Order to Assign Warrants


FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto

                                         PLEASE INSERT SOCIAL SECURITY OR
                                             OTHER IDENTIFYING NUMBER








                                      (please print or type name and address)
     ___________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer this Warrant Certificate on the of the Company, with full power of substitution in the premises.
Dated:                                                   X
                                                         Signature Guaranteed



THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED
BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE CONTINENTAL STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR BOSTON STOCK EXCHANGE.

                                                     EXHIBIT B


No. Class B W                                VOID AFTER ____________, 2001

                                              ____________ CLASS B WARRANTS


                                      CLASS A REDEEMABLE WARRANT CERTIFICATE
                                       TO PURCHASE ONE SHARE OF COMMON STOCK

                                         GENISYS RESERVATION SYSTEMS, INC.

                                                               CUSIP __________

THIS CERTIFIES THAT, FOR VALUE RECEIVED

     or registered assigns (the "Registered Holder") is the owner of the number of Redeemable Warrants (the "Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of Common Stock, $.0001 par value, of Genisys Information Systems, Inc., a New Jersey corporation (the "Company"), at any time between , 1997 (the "Initial Warrant Exercise Date"), and the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Continental Stock Transfer and Trust Company, 2 Broadway, New York, New York 10004, as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of $6.75 subject to adjustment (the "Purchase Price"), in lawful money of the United States of America in cash or by check made payable to the Warrant Agent for the account of the Company.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Redeemable Warrant Agreement (the "Warrant Agreement"), dated ________________, 1997, by and between the Company and the Warrant Agent.

     In the event of certain contingencies provided for in the Warrant Agreement, the Purchase Price and the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment. Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional interests will be issued. In the case of the exercise of less than all the Warrant represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Expiration Date" shall mean 5:00 p.m. (New York time) on , 2001. If each such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.

     The Company shall not be obligated to deliver any securities pursuant to the exercise of this Warrant unless a registration statement under the Securities Act of 1933, as amended (the "Act), with respect to such securities is effective or an exemption thereunder is available. The Company has covenanted and agreed that it will file a registration statement under the Federal securities laws, use its best efforts to cause the same to become effective, use its best efforts to keep such registration statement current, if required under the Act, while any of the Warrants are outstanding, and deliver a prospectus which complies with
     Section 10(a)(3) of the Act to the Registered Holder exercising this Warrant. This Warrant shall not be exercisable by a Registered Holder in any state where such exercise would be unlawful.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment and payment of any tax or other charge imposed in connection therewith or incident thereto, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate of Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     Subject to the provisions of the Warrant Agreement, this Warrant may be redeemed at the option of the Company, at a redemption price of $.10 per Warrant, at any time commencing six (6) months after the Initial Warrant Exercise Date, provided that (i) the closing bid price for the Common Stock is reported by The Nasdaq Stock Market, Inc. ("Nasdaq"), if the Common Stock is then traded in the over-the-counter market or (ii) the closing sale price, if the Common Stock is then traded on Nasdaq/NM or a national securities exchange, shall have equalled or exceeded for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth (5th) day prior to the Notice of Redemption, as defined below, $7.25 per share (subject to adjustment in the event of any stock splits or other similar events). Notice of redemption (the "Notice of

     Redemption") shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants except to receive the $.10 per Warrant upon surrender of this Warrant Certificate.

     Under certain circumstances, R.D. White & Co., Inc. collectively shall be entitled to receive an aggregate of four percent (4%) of the Purchase Price of the Warrants represented hereby.

     Prior to due presentment for registration of transfer hereof, the Company and the Warrant Agent may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary, except as provided in the Warrant Agreement.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws.

     This Warrant Certificate is not valid unless countersigned by the Warrant Agent.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

Dated:  ________________, 1997

[SEAL]                                         GENISYS RESERVATION SYSTEMS, INC.


                                          By:  _____________________________
                                                Joseph Cutrona, President


                                          By:  _____________________________
                                                     John Wasko, Secretary

COUNTERSIGNED:

CONTINENTAL STOCK TRANSFER
         AND TRUST COMPANY
         as Warrant Agent

By:  _____________________

Name:  _____________________
Title:  ____________________

                                                 SUBSCRIPTION FORM

                                      To Be Executed by the Registered Holder
                                           in Order to Exercise Warrants


     The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in name of

                                           PLEASE INSERT SOCIAL SECURITY
                                            OR OTHER IDENTIFYING NUMBER








                                      (please print or type name and address)

and be delivered to








                                      (please print or type name and address)

     and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

                                    IMPORTANT:  PLEASE COMPLETE THE FOLLOWING:


1.       The exercise of this Warrant was
         solicited by R.D. White & Co., Inc.

2.       The exercise of this Warrant was not
         solicited.



Dated:                                             X




                                                                   Address


                                                  Social Security or Taxpayer
                                                        Identification Number


                                                          Signature Guaranteed

                                                    ASSIGNMENT

                                      To Be Executed by the Registered Holder
                                            in Order to Assign Warrants


FOR VALUE RECEIVED, _________________________ hereby sells, assigns and transfers unto

                                         PLEASE INSERT SOCIAL SECURITY OR
                                             OTHER IDENTIFYING NUMBER








                                      (please print or type name and address)

     ___________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints ____________________ Attorney to transfer this Warrant Certificate on the of the Company, with full power of substitution in the premises.

Dated:                                                   X
                                                         Signature Guaranteed



THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED
BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE CONTINENTAL STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, MIDWEST STOCK EXCHANGE OR BOSTON STOCK EXCHANGE.